Supplement dated September 25, 2026, to the Statutory Prospectus, and Updating Summary Prospectus dated May 1, 2026 for the following variable annuity contracts:

Issued by Pacific Life Insurance Company	Issued by Pacific Life & Annuity Company
Pacific Choice Variable Annuity	Pacific Choice Variable Annuity
Pacific Choice Income	Pacific Choice 2
Pacific Choice 2	Pacific Destinations B
Pacific Destinations B	Pacific Innovations Select
Pacific Destinations O-Series	Pacific Destinations O-Series
Pacific Destinations	Pacific Destinations
Pacific Innovations	Pacific Journey Select
Pacific Innovations Select	(Offered before October 1, 2013)
Pacific Journey	Pacific Journey Select
Pacific Journey Select	(Offered on and after October 1, 2013)
(Offered before October 1, 2013)	Pacific Odyssey
Pacific Journey Select	(Offered before October 1, 2013)
(Offered on and after October 1, 2013)	Pacific Odyssey
Pacific Navigator	(Offered on and after October 1, 2013)
Pacific Odyssey	Pacific Odyssey Advantage
(Offered before October 1, 2013)	Pacific One Select
Pacific Odyssey	Pacific Navigator
(Offered on and after October 1, 2013)	Pacific Portfolios
Pacific Odyssey Advantage	Pacific Portfolios for Chase
Pacific One	Pacific Quest
Pacific One Select	Pacific Value
Pacific Portfolios	Pacific Value Select
Pacific Portfolios for Chase	(Offered before October 1, 2013)
Pacific Quest	Pacific Value Select
Pacific Value	(Offered on and after October 1, 2013)
Pacific Value Edge	Pacific Value Edge
Pacific Value Select	Pacific Voyages
(Offered before October 1, 2013)
Pacific Value Select
(Offered on and after October 1, 2013)
Pacific Select Variable Annuity
Pacific Voyages

The purpose of this supplement is to announce various underlying fund changes. This supplement must be preceded or accompanied by the Updating Summary Prospectus or the Statutory Prospectus, as applicable, (collectively, the “Prospectus”) for your Contract, as supplemented. Capitalized terms used in this supplement are defined in your Prospectus unless otherwise defined herein. “We’’, “us’’, or “our” refer to Pacific Life Insurance Company or Pacific Life & Annuity Company, as applicable; “you” or “your” refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448 or (800) 748-6907 for New York Contracts, or online at http://www.PacificLife.com/Prospectuses. Please retain this supplement for future reference.

The purpose of this supplement is to notify Contract Owners of an upcoming underlying fund substitution (the “Substitution”). On or about November 1, 2026 (the “Substitution Date”), in accordance with standards of the U.S. Securities and Exchange Commission, shares of the following “Current Portfolio” will be substituted for shares of the following “Replacement Portfolio,” as set forth in the table below:

Current Portfolio	Replacement Portfolio
LVIP American Century Mid Cap Value Fund Service Class	Invesco V.I. American Value Fund Series II

After the close of the New York Stock Exchange (typically 4:00 p.m. EST on October 30, 2026), all Contract Value in any Subaccount investing in a Current Portfolio will automatically be reallocated to the Subaccount investing in the corresponding

Replacement Portfolio. After the Substitution Date, no new allocations may be made to the Subaccounts investing in the Current Portfolio, and such Subaccounts will no longer be available for investment under the Contract.

Your Contract Value immediately prior to the Substitution will equal your Contract Value immediately after the Substitution. There will be no tax consequences for you as a result of the Substitution. The Substitution will be performed at no cost to you. The Contract’s fees and charges will not increase as a result of the Substitution. Your rights and our obligations under the Contract will not be altered in any way.

You may reallocate Contract Value in the Subaccount investing in the Current Portfolio for thirty (30) calendar days prior to the Substitution Date, or from the Subaccount investing in the Replacement Portfolio within thirty (30) calendar days after the Substitution Date. Neither the Substitution, nor any transfer of Contract Value as described above, will count against any limit on free transfers that you are permitted to make each year. All other transfers are subject to limitations as described in your product Prospectus. Any standing instructions or investment restrictions applicable to your Contract that include a Subaccount investing in a Current Portfolio will be automatically updated to include the Subaccount investing in the corresponding Replacement Portfolio.

As of November 1, 2026, the underlying fund information related to the Current Expenses in the APPENDIX: FUNDS AVAILABLE UNDER THE POLICY section has been deleted and replaced with the following:

Fund; Advisor (Subadvisor)	Current Expenses
Invesco V.I. American Value Fund Series II; Invesco Advisers, Inc.	1.01%[1]

1To help limit Fund expenses, Fund advisers have contractually agreed to reduce investment advisory fees and/or otherwise reimburse certain of their Funds which reflect temporary fee reductions. There can be no assurance that Fund expense waivers or reimbursements will be extended beyond their current terms as outlined in each Fund prospectus, and they may not cover certain expenses such as extraordinary expenses. See each Fund prospectus for complete information regarding these arrangements.

Please work with your financial professional to determine if your existing allocation instructions should be changed before or after the Substitution Date. You may submit a transfer request to us electronically by signing into your account at www.PacificLife.com, by telephone at (800) 722-4448 or (800) 748-6907 for New York Contracts, or by using any other means described in the product Prospectus. Please see ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests in the product Prospectus for details.

Copies of the Replacement Portfolio’s prospectus accompany this Supplement. You should read them carefully.

Any references to the Current Portfolio are deleted from the product Prospectus after the Substitution Date.

Form No.	PLGENSUPP0926

PLAGENSUPP0926